UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2013

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20853	04-3219960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (724) 746-3304

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 22, 2013, Walid Abu-Hadba joined the ANSYS, Inc. (the "Company") executive team as Chief Product Officer reporting to James E. Cashman III, the Company's President and Chief Executive Officer. Mr. Abu-Hadba will be responsible for providing leadership for the overall strategy and management of the activities within the Company's technical business units, including integration, development, research and patents.

On April 22, 2013, the Company issued a press release in connection with Mr. Abu-Hadba's appointment as the Company's Chief Product Officer. The full text of the press release is set forth in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description

99.1	Press Release, dated April 22, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, Inc. (Registrant)
April 22, 2013 (Date)	/s/ SHEILA S. DINARDO Sheila S. DiNardo Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 22, 2013.